Exhibit 99.2
OCA INTERNATIONAL, LLC MANAGEMENT AGREEMENT
THIS MANAGEMENT AGREEMENT is made this 1st day of December, 2005 between OCA INTERNATIONAL, LLC, a Florida limited liability company (“OCAI”) and GIMILI, LLC , a Louisiana limited liability company (“GIMILI”) as follows:
R E C I T A L S:
     WHEREAS, OCA, Inc. and GIMILI are parties to that certain OCA International, LLC Capitalization Agreement dated December 1, 2005 (the “Capitalization Agreement”); and,
     WHEREAS, pursuant to Article III of the Capitalization Agreement, GIMILI agreed to enter into a management agreement with OCAI; and,
     WHEREAS, OCAI and GIMILI wish to memorialize their agreements and understandings relating to the management agreement,
     NOW, THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable considerations, the parties agree as follows:
ARTICLE I.
RECITALS
Section 1.1. Incorporation of Recitals
All of the foregoing recitals are true and correct and are incorporated herein by reference.
ARTICLE II.
MANAGEMENT RESPONSIBILITIES
Section 2.1 Managed Entities
GIMILI is hereby engaged by OCAI, and shall have responsibility for, providing management, administrative, and investment services to OCAI and the following subsidiaries of OCAI:
     (a) Servicios Administrativos OCA, SA de CV;
     (b) OCA International, Inc;
     (c) OCA China;
     (d) OCA Japan; and
     (e) Orthodontic Centers of America Europe, S.A.

the foregoing subsidiaries, along with OCAI are hereinafter collectively referred to as the “Companies.”
Section 2.2 Management Duties
GIMILI shall have sole control and discretion over the management, administrative and investment related activities of the Companies, which it shall exercise on commercially reasonable terms and in the overall best interests of the Companies, including but not limited to, control over hiring, all personnel, compensation, and other human resource activities, both domestically and internationally.
Section 2.3 Access to Data
Strictly for the purpose of performing its duties hereunder, GIMILI shall have access to and use of all of the Companies’ information software systems, including physical servers, computer and technology equipment, the supporting systems for purchasing, patient accounting and doctor reporting for all of the Companies, all financial information relating to the Companies and all trademarks and trade names used by the Companies. Except as necessary for performing its management duties for the benefit of the Companies, GIMILI shall keep all information provided hereunder confidential; and GIMILI shall not disseminate such information to any person unrelated to the management of the Companies in the absence of court order, or as otherwise may be required by law.
Section 2.4. Physical Office Location
OCAI shall maintain an office at a location, separate and distinct, from the offices of OCA, Inc. in the United States at such location or locations as GIMILI shall determine in its sole discretion.
Section 2.5 Accounting System
GIMILI shall develop and implement for each Company an accounting system, separate and distinct from OCA, Inc., the establishment of which shall occur prior to the end of calendar year 2005.
Section 2.6 Financial Statements
GIMILI shall have prepared for each Company unaudited monthly financial statements and compilations, on a cash basis, as reasonably required not later than the 15th day of the next succeeding month, based upon the applicable accepted accounting practices employed by each Company in the country in which such Company operates. It shall be the responsibility of OCA, Inc. to make such adjustments and conversions as may be necessary to conform the accounting statements and financials provided by GIMILI to generally accepted accounting principals employed in the United States. In that regard, such control, reporting and other requirements imposed by the Sarbanes-Oxley Act of 2002, shall be attained at the sole expense of OCA, Inc.

Section 2.7 Term
The term of this Management Agreement shall commence on the date hereof and shall remain in force and effect for so long as GIMILI owns an ownership interest in OCAI, unless earlier terminated by mutual agreement of the parties.
ARTICLE III.
AUDIT, REVIEW AND EXAMINATION OF RECORDS
Section 3.1 Right to Audit
OCA, Inc. shall have the right to review, examine and audit the books, records and financial statements provided to it by GIMILI relating to the Companies at any time upon written notice to GIMILI, within 5 days of such notice. All audits, examination and/or review shall be at the sole expense of OCA, Inc. For purposes of this provision, the audit rights under this Section 3.1 shall extend to authorized agents, accountants and attorneys engaged by OCA, Inc. for this purpose. GIMILI shall cooperate and assist in any such review, examination or audit requested by OCA, Inc. OCA, Inc. shall conduct such audit, review and examination in such manner as to minimize interference with and inconvenience to the operations of the Companies.
ARTICLE IV.
MANAGEMENT FEE
Section 4.1 Compensation
In consideration for its efforts on behalf of OCAI and the Companies in managing their affairs, GIMILI shall receive no management fee, but shall be reimbursed for all of its costs.
ARTICLE V.
NETWORK ADMINISTRATION
Section 5.1 OCA, Inc. Access to Information
OCAI shall be given perpetual licensing, access and use of all of OCA, Inc.’s computer software, with changes or upgrades. OCA, if requested by GIMILI, shall maintain network administration for the Companies. OCA, Inc. shall have access to financial information of the Companies.
ARTICLE VI
VENDOR DISCOUNTS
Section 6.1 Access to Pricing
GIMILI shall be afforded use of “Penny Lane” and OCA, Inc. pricing and vendor discounts, etc. for purchases for the benefit of OCAI and the Companies.

ARTICLE VII
LIMITATION OF LIABILITY;INDEMNIFICATION
Section 7.1 Limitation of Liability.
     GIMILI, its controlling persons, if any, directors, officers, employees, agents and permitted assigns (each, a “GIMILI Party”) shall not be liable to OCAI or its directors, officers, employees, agents or permitted assigns (each, a “OCAI Party”) and each OCAI Party shall not be liable to any GIMILI Party, in each case, for any liabilities, claims, damages, losses or expenses, including, but not limited to, any special, indirect, incidental or consequential damages, of a OCAI Party or a GIMILI Party arising in connection with this Agreement and the services provided in this Agreement unless caused by the gross negligence or international acts of a GIMILI Party.
Section 7.2 Indemnification.
     OCAI shall be responsible for all claims, actions, losses, costs and damages arising out of or relating to the acts or omissions of OCAI and the Companies and shall defend, indemnify and hold GIMILI and its officers, employees, and agents harmless from and against all liabilities, including court costs and attorney’s fees, howsoever caused related thereto, other than if caused by the gross negligence or sole fault of GIMILI.
Section 7.3 Insurance; Waiver of Subrogation.
     OCAI shall name GIMILI as an additional insured under OCAI’s liability and property damage insurance policies and will have its insurer waive any right of subrogation against GIMILI under those policies.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Assignment; No Third Party Beneficiaries.
     This Agreement and the rights of the Parties hereunder may not be assigned (except by operation of law) and will be binding on and inure to the benefit of the Parties hereto and their successors in interest. This Agreement is not intended, nor shall it be construed, deemed or interpreted, to confer on any Person not a Party hereto or thereto any rights or remedies hereunder or thereunder, except as otherwise provided expressly herein or therein.
Section 8.2 Entire Agreement; Amendment; Waivers.
     This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings, both written and oral, relating to the subject matter of this Agreement. This Agreement may be amended, and any right hereunder may be waived, if, but only if, that amendment or waiver is in writing and signed by the Party affected by such amendment. The waiver of any of the terms and conditions hereof shall not be construed or interpreted as, or deemed to be, a waiver of any other term or condition hereof.

Section 8.3 Expenses.
     Except as otherwise provided herein, each party shall pay its own fees, expenses and disbursements in connection with the subject matter of this Agreement.
Section 8.4 Notices.
     All notices required or permitted hereunder must be in writing and will be deemed to be delivered and received (i) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the Party to whom notice is sent or (ii) if deposited with the United States Postal Service (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered with return receipt requested, addressed to the appropriate Party or Parties, at the address of such Party or Parties set forth below (or at such other address as such Party may designate by written notice to all other Parties in accordance herewith):
(i)	If to OCAI:
c/o OCA, Inc.
Dr. Dennis Buchman, Executive Vice President
3850 N. Causeway Blvd., Suite 800
Metairie, LA 70002
(ii)	if to Gimili:
Gimili, LLC
c/o Gina Cross
66 Oaklawn Drive
Metairie, LA 70005
     with copies (which will not constitute notice for purposes of this Agreement) to:
James G. Dalferes, Attorney
5440 Citrus Drive
Harahan, LA
     The address to which notices are to be given may be changed by notice given in accordance with this Section.
Section 8.5 Governing Law.
     This Agreement and the rights and obligations of the Parties hereto shall be governed by and construed and enforced in accordance with the substantive laws of the State of Louisiana, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

Section 8.6 Exercise of Rights and Remedies.
     Except as this Agreement otherwise provides, no delay or omission in the exercise of any right, power or remedy accruing to any Party hereto as a result of any breach or default hereunder by any other Party hereto will impair any such right, power or remedy, nor will it be construed, deemed or interpreted as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor will any waiver of any single breach or default be construed, deemed or interpreted as a waiver of any other breach or default hereunder occurring before or after that waiver. No right, remedy or election any term of this Agreement gives will be deemed exclusive, but each will be cumulative with all other rights, remedies and elections available at law or in equity.
Section 8.7 Time.
     Time is of the essence in the performance of this Agreement in all respects.
Section 8.8 Reformation and Severability.
     If any provision of this Agreement is invalid, illegal or unenforceable, that provision will, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the Parties hereto as expressed herein, and if such a modification is not possible, that provision will be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.
Section 8.9 Counterparts.
     This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one and the same agreement.
     IN WITNESS WHEREOF, the Parties have executed this Management Agreement as of the date first written above.

GIMILI, LLC

By:	/s/ Gina P. Cross

Gina P. Cross Managing Member

OCA International, LLC

By:	/s/ Bart Palmisano, Sr.

Bart Palmisano, Sr, Managing Member